Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 16, 2012, is entered into by and among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), MOHAWK UNILIN INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Chambers of Commerce under number 17229715 (“Mohawk BV”), MOHAWK FOREIGN HOLDINGS, S.À R.L., a company organized and existing under the laws of Luxembourg as a société a responsibilité limitée (“Mohawk Foreign”), MOHAWK INTERNATIONAL HOLDINGS, S.À R.L., a company organized and existing under the laws of Luxembourg as a société a responsibilité limitée (“Mohawk International”), UNILIN B.V.B.A., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of Belgium (collectively, with Mohawk BV, Mohawk Foreign and Mohawk International, the “Foreign Borrowers” and together with the Company, the “Borrowers”), the Guarantors indentified on the signature pages hereto, certain Lenders (as defined in the Credit Agreement (as defined below)) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of July 8, 2011, (as amended by Amendment No. 1 to Credit Agreement dated as of January 20, 2012, as hereby amended, and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility to the Borrowers; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders signatory hereto agree to certain amendments to the Credit Agreement as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below), the definition of “Permitted Receivables Financing Date” in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Permitted Receivables Financing Date’ means any date (a) that is during a Collateral Release Period, (b) on which no Default exists, and (c) a Responsible Officer of the Company has certified each of the foregoing to the Administrative Agent.”

3. Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(a) no Default or Event of Default has occurred and is continuing, or would result from the amendments contemplated hereby;

(b) the execution, delivery and performance by the Borrowers and the Guarantors of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;

(c) this Amendment constitutes the legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against it in accordance with its terms, without defense, counterclaim or offset; and

(d) both before and immediately after giving effect to this Amendment, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4. Effective Date.

(a) This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”):

(i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders and the Administrative Agent; and

(ii) unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to or on the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

(b) For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

(c) From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

2

(d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Amendment Effective Date.

5. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT (AS AMENDED HEREBY) RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

(e) If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) The Company agrees to pay in accordance with Section 11.04 of the Credit Agreement all reasonable out of pocket expenses actually incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be duly executed as of the date first above written.

MOHAWK INDUSTRIES, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No 2 to Credit Agreement

MOHAWK FOREIGN HOLDINGS S.À R.L., as a Foreign Borrower

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

MOHAWK INTERNATIONAL HOLDINGS S.À R.L., as a Foreign Borrower

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

MOHAWK UNILIN INTERNATIONAL B.V., as a Foreign Borrower

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

UNILIN B.V.B.A., as a Foreign Borrower

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

Mohawk Industries, Inc.

Signature Pages

Amendment No 2 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ DeWayne D. Rosse

Name:	DeWayne D. Rosse

Title:	Agency Management Officer

Mohawk Industries, Inc.

Signature Pages

Amendment No 2 to Credit Agreement

BANK OF AMERICA, N.A., as Lender, L/C Issuer and Swing Line Lender

By:	/s/ David L. McCauley

Name:	David L. McCauley

Title:	Senior Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Lender and L/C Issuer

By:	/s/ John A. Horst

Name:	John A. Horst

Title:	Credit Executive

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

SUNTRUST BANK, as Lender

By:	/s/ Baerbel Freudenthaler

Name:	Baerbel Freudenthaler

Title:	Director

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Ashley Walsh

Name:	Ashley Walsh

Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

BARCLAYS BANK PLC, as Lender

By:	/s/ Lisa Minigh

Name:	Lisa Minigh

Title:	Assistant Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

ING BANK N.V., DUBLIN BRANCH, as Lender and L/C Issuer

By:	/s/ Shaun Hawley

Name:	Shaun Hawley

Title:	Vice President

By:	/s/ Aidan Neill

Name:	Aidan Neill

Title:	Director

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

MIZUHO CORPORATE BANK, LTD., as Lender

By:	/s/ David E. Lim

Name:	David E. Lim

Title:	Authorized Signatory

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

REGIONS BANK, as Lender

By:	/s/ Donald Q. Dalton

Name:	Donald Q. Dalton

Title:	Executive V.P.

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael A. Dickman

Name:	Michael A. Dickman

Title:	V.P.

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ M. Iarriccio

Name:	M. Iarriccio

Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ R. Todd Barnaby

Name:	R. Todd Barnaby

Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

SYNOVUS BANK, as Lender

By:	/s/ John R. Frierson

Name:	John R. Frierson

Title:	VP

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

Each of the undersigned hereby consents to this Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Security Instruments to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Instruments shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

MOHAWK INDUSTRIES, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK CARPET, LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK INTERNATIONAL HOLDINGS (DE) CORPORATION

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

UNILIN FLOORING NC, LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

DAL-TILE INTERNATIONAL INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

DAL-TILE GROUP INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

DAL-TILE CORPORATION

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

DAL-TILE DISTRIBUTION, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

DAL-TILE SERVICES, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

DAL-TILE I, LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

DAL-TILE SHARED SERVICES, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

DAL-ELIT, LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

MOHAWK ESV, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK COMMERCIAL, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

ALADDIN MANUFACTURING CORPORATION

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

WAYN-TEX LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK CARPET DISTRIBUTION, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK CARPET TRANSPORTATION OF GEORGIA, LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

MOHAWK RESOURCES, LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK SERVICING, LLC

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK FACTORING, INC.

By:	/s/ Shailesh Bettadapur

Name:	Shailesh Bettadapur

Title:	VP & Treasurer

MOHAWK FOREIGN HOLDINGS S.À R.L.

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

MOHAWK INTERNATIONAL HOLDINGS S.À R.L.

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

MOHAWK UNILIN INTERNATIONAL B.V.

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

UNILIN B.V.B.A.

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

MOHAWK INTERNATIONAL (EUROPE) S.À R.L.

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

MOHAWK GLOBAL INVESTMENTS, S.À R.L.

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement

UNILIN HOLDINGS B.V.B.A.

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

FLOORING INDUSTRIES LIMITED

By:	/s/ Edward R. Schleper

Name:	Edward R. Schelper

Title:	Class A Manager

Mohawk Industries, Inc.

Signature Pages

Amendment No.2 to Credit Agreement